Exhibit 99.1

Marvell Technology Group LTD.

Unaudited Pro Forma Condensed Consolidated Financial Statements

On May 29, 2019, the Company announced its intent to sell its Wi-Fi connectivity business to NXP USA, Inc. for $1.76 billion in cash. At this time, the Company determined that the Wi-Fi Connectivity business met the held for sale criteria, as prescribed by FASB ASC 360-10-45-9, but did not meet the criteria to qualify as a discontinued operation. As such, the assets and liabilities of the Wi-Fi Connectivity business were presented as "Assets held for sale" and "Liabilities held for sale" in the Company's condensed consolidated balance sheet as of November 2, 2019, as filed within the Form 10-Q filed with the SEC on December 4, 2019.

On December 6, 2019, the Company completed the disposition. The disposition constituted a significant disposition for purposes of Item 2.01 of Form 8-K. As a result, the Company prepared the accompanying unaudited pro forma condensed consolidated financial statements in accordance with Article 11 of Regulation S-X.

The accompanying unaudited pro forma condensed consolidated balance sheet as of November 2, 2019, gives effect to the disposition as if the transaction occurred on November 2, 2019. The accompanying unaudited condensed consolidated statements of income for the year ended February 2, 2019 and for the nine months ended November 2, 2019, give effect to the disposition as if the transaction had occurred on February 4, 2018. The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of the filing of this Current Report on Form 8-K.

The unaudited pro forma financial information is based on financial statements prepared in accordance with U.S. generally accepted accounting principles, which are subject to change and interpretation. The unaudited pro forma condensed consolidated financial statements were based on and derived from our historical consolidated financial statements, adjusted for those amounts which were determined to be directly attributable to the disposition, factually supportable, and with respect to the unaudited pro forma condensed consolidated statements of income, expected to have a continuing impact on our consolidated results. Actual adjustments, however, may differ materially from the information presented. In addition, the unaudited pro forma financial information is based upon available information and assumptions that management considers to be reasonable, and such assumptions have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma financial information is not necessarily indicative of what the financial position or income statement results would have actually been had the disposition occurred on the dates indicated. In addition, these unaudited pro forma condensed consolidated financial statements should not be considered to be indicative of our future consolidated financial performance and income statement results.

The unaudited pro forma condensed combined financial statements have been developed from and should be read in conjunction with the Company’s historical audited consolidated financial statements and accompanying notes contained in the Company’s Annual Report on Form 10-K for its fiscal year ended February 2, 2019, and Quarterly Report on Form 10-Q as of and for the nine months ended November 2, 2019.

Marvell Technology Group LTD.

Pro Forma Condensed Consolidated Balance Sheet

(in thousands)

(unaudited)

	November 2, 2019
	Historical Results	Pro Forma Adjustments		Pro Forma Results
Assets	(a)
Current assets:
Cash and cash equivalents	$438,369	$1,672,222	(e)	$2,110,591
Accounts receivable, net	495,216	—		495,216
Inventories	308,299	—		308,299
Prepaid expenses and other current assets	43,789	—		43,789
Assets held for sale	600,893	(600,893	)(c)	—

Total current assets	1,886,566	1,071,329		2,957,895
Property and equipment, net	316,214	—		316,214
Goodwill	5,161,312	41,263	(g)	5,202,575
Acquired intangible assets, net	2,500,215	—		2,500,215
Other non-current assets	438,955	—		438,955

Total assets	$10,303,262	$1,112,592		$11,415,854

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$212,955	$—		$212,955
Accrued liabilities	305,827	—		305,827
Accrued employee compensation	130,062	—		130,062
Liabilities held for sale	5,610	(5,610	)(c)	—

Total current liabilities	654,454	(5,610)		648,844
Long-term debt	2,036,441	—		2,036,441
Non-current income taxes payable	48,136	—		48,136
Deferred tax liabilities	214,492	—		214,492
Other non-current liabilities	183,921	—		183,921

Total liabilities	3,137,444	(5,610)		3,131,834
Total shareholders’ equity	7,165,818	1,118,202	(f)	8,284,020

Total liabilities and shareholders’ equity	$10,303,262	$1,112,592		$11,415,854

Marvell Technology Group LTD.

Pro Forma Condensed Consolidated Statement of Income

(in thousands, except per share amounts)

(unaudited)

	Nine Months Ended November 2, 2019
	Historical Results	Pro Forma Adjustments	Pro Forma Results
	(a)	(d)
Net revenue	$1,981,490	$(214,840)	$1,766,650
Cost of goods sold	929,293	(102,951)	826,342

Gross profit	1,052,197	(111,889)	940,308

Operating expenses:
Research and development	801,002	(83,358)	717,644
Selling, general and administrative	342,988	(13,208)	329,780
Restructuring related charges	37,070	—	37,070

Total operating expenses	1,181,060	(96,566)	1,084,494

Operating loss	(128,863)	(15,323)	(144,186)
Interest income	3,437	—	3,437
Interest expense	(62,975)	—	(62,975)
Other loss, net	(1,624)	—	(1,624)

Interest and other loss, net	(61,162)	—	(61,162)

Loss before income taxes	(190,025)	(15,323)	(205,348)
Provision for income taxes	(1,743)	(1,209)	(2,952)

Net Loss	$(188,282)	$(14,114)	$(202,396)

Net Loss per share - Basic	$(0.28)		$(0.30)

Net Loss per share - Diluted	$(0.28)		$(0.30)

Weighted average shares used in the calculation of net loss per share
Basic	667,184		667,184

Diluted	667,184		667,184

Marvell Technology Group LTD.

Pro Forma Condensed Consolidated Statement of Income

(in thousands, except per share amounts)

(unaudited)

	Year Ended February 2, 2019
	Historical Results	Pro Forma Adjustments	Pro Forma Results
	(b)	(d)
Net revenue	$2,865,791	$(307,712)	$2,558,079
Cost of goods sold	1,407,399	(157,026)	1,250,373

Gross profit	1,458,392	(150,686)	1,307,706

Operating expenses:
Research and development	914,009	(113,726)	800,283
Selling, general and administrative	424,360	(16,440)	407,920
Restructuring related charges	76,753	—	76,753

Total operating expenses	1,415,122	(130,166)	1,284,956

Operating income	43,270	(20,520)	22,750
Interest income	11,926	—	11,926
Interest expense	(60,362)	—	(60,362)
Other income, net	519	—	519

Interest and other income, net	(47,917)	—	(47,917)

Loss before income taxes	(4,647)	(20,520)	(25,167)
Provision for income taxes	174,447	(1,844)	172,603

Net Loss	$(179,094)	$(18,676)	$(197,770)

Net Loss per share - Basic	$(0.30)		$(0.33)

Net Loss per share - Diluted	$(0.30)		$(0.33)

Weighted average shares used in the calculation of net loss per share
Basic	591,232		591,232

Diluted	591,232		591,232

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(unaudited)

1. Pro Forma Adjustments

The following is a summary of the pro forma adjustments reflected in the unaudited pro forma condensed consolidated financial statements based on preliminary estimates, which may change as additional information is obtained:

(a)

Reflects the Company's condensed consolidated balance sheet and statement of income as of and for the nine months ended November 2, 2019, as contained in the financial statements presented in the Company's Quarterly Report on Form 10-Q, as filed with the SEC on December 4, 2019.

(b)

Reflects the Company's consolidated statement of income for the year ended February 2, 2019, as contained in the financial statements presented in the Company's Annual Report on Form 10-K, as filed with the SEC on March 28, 2019.

(c)	Represents the elimination of the assets and liabilities associated with the Wireless Connectivity Business as of November 2, 2019.

(d)	Represents the elimination of revenues and expenses associated with the Wireless Connectivity Business for the nine months ended November 2, 2019 and for the year ended February 2, 2019.

(e)	Represents the estimated cash received by the Company, net of closing costs and working capital adjustments.

(f)

Represents the estimated gain on sale, net of closing costs and working capital adjustments. As the gain is directly attributable to the sale and is not expected to have a continuing impact on the Company’s operations, it is only reflected in retained earnings on the unaudited pro forma condensed consolidated balance sheet.

(g)	Represents adjustment of goodwill allocation at close based on the relative fair value of the Wireless Connectivity Business.